Exhibit 10.2

Fourth Amendment to the Guaranteed Supply Agreement

This Fourth Amendment to the Guaranteed Supply Agreement ("Amendment") is made effective on January 1, 2013, by and between The Pantry, Inc. ("PANTRY"), whose offices are located at 305 Gregson Drive, Cary, North Carolina 27511 and Marathon Petroleum Company LP ("MPC"), formerly known as Marathon Petroleum Company LLC, whose offices are located at 539 South Main Street, Findlay, Ohio 45840.

WHEREAS, MPC, then known as Marathon Petroleum Company LLC, and PANTRY entered into a certain Guaranteed Supply Agreement dated July 26, 2010 and amended on February 14, 2011, August 15, 2011, and January 1, 2012 (collectively, the "Agreement"), in which MPC agrees to sell and PANTRY agrees to purchase Products as described in the Agreement; and

WHEREAS, PANTRY has requested that certain applicable [***] commitments be [***] by [***];

WHEREAS, MPC is willing to consent to such [***], provided that the total of all such [***] commitments (after such [***]) continue, in aggregate, to [***] within the Agreement;

WHEREAS, the Parties wish to clarify and enhance the provisions relating to [***] and [***];

WHEREAS, MPC and PANTRY desire to amend the Agreement;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the foregoing recitals are incorporated herein by reference and as follows:

1. Except for the provisions of the Agreement specifically addressed in this Amendment, all other provisions of the
Agreement shall remain in full force and effect.

2. Capitalized terms used but not defined in this Amendment shall have the meaning ascribed to such terms in the
Agreement.

3. Subsection (A)(2)(b) of Section 5, labeled "[***]", shall hereby be deleted in its entirety and replaced with the following:

"(2)(b) Volumes Eligible for [***]: [***]. In any [***] between [***] in which [***] of (a) [***] (as defined in the MCA) directly from MPC at the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail and (b) [***] purchased directly from MPC at the Designated Terminals, [***] so purchased [***] will pay [***] on each gallon of [***] purchased by PANTRY from MPC at the Designated Terminals, [***] so purchased in that [***]. The per gallon [***] with respect to a gallon of [***] so purchased in a [***] will be calculated in accordance with the [***]."

Table 1A

[***]	[***] (in gallons)	[***] (in gallons)
[***]	[***]	[***]
[***]	[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

4. Add the following subsection (A)(2)(c) of Section 5, labeled "[***]", to the Agreement with the following language:

"(2)(c) Volumes Eligible for [***]: [***]. In any [***] between [***] in which [***] of (a) [***] (as defined in the MCA) directly from MPC at the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail and (b) [***] purchased directly from MPC at the Designated Terminals, [***] so purchased [***] will pay [***] on each gallon of [***] purchased by PANTRY from MPC at the Designated Terminals, [***] so purchased in that [***]. The per gallon [***] with respect to a gallon of [***] so purchased in a [***] will be calculated in accordance with the [***]."

Table 1B

[***]	[***] (in gallons)	[***] (in gallons)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

5. Subsection (A)(3) of Section 5, labeled "[***]", shall hereby be deleted in its entirety and replaced with the following:

"(3) Calculation of [***]

(a)	The calculation of the [***] per gallon of [***] for a [***] shall be based on the following formula, and further subject to the provisions of Section 5(A)(3)(d) and Section 5(C):

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]:

[***]

[***]

[***]

In illustration, and not in limitation of the foregoing, [***].

(b) The calculation of the [***] per gallon of [***] for a [***] shall be based on the following formula, and further subject to the provisions of Section 5(A)(3)(d) and Section 5(C):

[***]:

[***]

[***]

[***]

In illustration, and not in limitation of the foregoing, [***].

(c) The calculation of the [***] per gallon of [***] for a [***] shall be based on the following formula, and further subject to the provisions of Section 5(A)(3)(d) and Section 5(C):

[***]:

[***]

[***]

[***]

In illustration, and not in limitation of the foregoing, [***]

6. Add the following Subsection (A)(3)(d) to Section 5, labeled "[***]", as follows:

"(d) The values resulting from the formulas expressed in each of the Sections 5(A)(3)(a), 5(A)(3)(b), and 5(A)(3)(c) (i.e., whether [***] values) shall be applied to all gallons of the [***] of [***] purchased by PANTRY at each Designated Terminal in [***] up to [***], as provided in Section 5(A)(2) (each an "[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]"), which will be subject to the provisions of Section 5(C) and Section 16 of this Agreement. For the avoidance of doubt, the application of this subparagraph (d) will result in as many [***] for each Designated Terminal as the [***] PANTRY purchases [***] at such Designated Terminal in such [***]."

7. Subsection (A)(5)(b) (ii) of Section 5, labeled "[***]", shall hereby be deleted in its entirety and replaced with the following:

"(b)(ii) [***] shall be [***] with respect to any gallons of [***] purchased by PANTRY at the Designated Terminals in any [***] between [***], in which [***] (i) the gallons of PANTRY's purchases of [***] from the Designated Terminals; [***] (ii) the gallons of PANTRY's purchases of [***] (as defined in the MCA) from the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail, in the [***].”

Table2A

[***]	[***] (in gallons)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

8. Add the following subsection (A)(5)(b)(iii) of Section 5, labeled "[***]", to the Agreement with the following language:

"(b)(iii) [***] shall be [***] with respect to any gallons of [***] purchased by PANTRY at the Designated Terminals in any [***] between [***], in which [***] (i) the gallons of PANTRY's purchases of [***] from the Designated Terminals; plus (ii) the gallons of PANTRY's purchases of [***] (as defined in the MCA) from the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail, in [***].”

Table2B

[***]	[***] (in gallons)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

9. Subsection (B)(2)(b) of Section 5, labeled "[***]", shall hereby be deleted in its entirety and replaced with the following:

"(2)(b) Volumes Eligible for [***] and [***]: [***]. In any [***] between [***] in which [***] of (a) [***] (as defined in the MCA) directly from MPC at the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail and (b) [***] and/or [***] purchased directly from MPC at the Designated Terminals, [***] will pay [***] on each gallon of [***] and/or [***] so purchased, [***] so purchased in the [***]. The per gallon [***] amount to be paid with respect to a gallon of [***] and/or [***] so purchased in a [***] will be calculated in accordance with the [***].”

Table3A

[***]	[***] (in gallons)	[***] (in gallons)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

10. Add the following subsection (B)(2)(c) of Section 5, labeled "[***]", to the Agreement with the following language:

"(2)(c) Volumes Eligible for [***] and [***]: [***]. In any [***] between [***] in which [***] of (a) [***] (as defined in the MCA) directly from MPC at the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail and (b) [***] and/or [***] purchased directly from MPC at the Designated Terminals, [***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***],[***] will pay [***] on each gallon of [***] and/or [***] so purchased, [***] so purchased in the [***]. The per gallon [***] amount to be paid with respect to a gallon of [***] and/or [***] so purchased in a [***] will be calculated in accordance with the [***].”

Table3B

[***]	[***] (in gallons)	[***] (in gallons)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

11. Subsection (B)(3) of Section 5, labeled "[***]", shall hereby be deleted in its entirety and replaced with the following:

"(3) Calculation of [***] and/or [***]

(a) The calculation of the [***] per gallon of [***] and/or [***] for a [***] shall be based on the following formula, and further subject to the provisions of Section 5(B)(3)(b) and Section 5(C):

[***]:

[***]

[***]

[***]

In illustration, and not in limitation of the foregoing, [***].

12. Add the following Subsection (B)(3)(b) to Section 5,labeled "[***]", as follows:

"(b) The value resulting from the formula expressed in Sections 5(B)(3)(a) (i.e., whether [***] values) shall be applied to all volumes of the respective grade of [***] and/or [***] purchased by PANTRY at each Designated Terminal in [***] up to [***], as provided in Section 5(B)(2)(c) (each an "[***]"), which will be subject to the provisions of Section 5(C) and Section 16 of this Agreement. For the avoidance of doubt, the application of this subparagraph (b) will result in as many [***] for each Designated Terminal as that [***] PANTRY purchases at such Designated Terminal in such [***]."

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

13. Subsection (B)(5)(b)(ii) of Section 5, labeled "[***]", shall hereby be deleted in its entirety and replaced with the following:

"(b)(ii) [***] shall be [***] with respect to any gallons of [***] and/or [***] purchased by PANTRY at the Designated Terminals in any [***] between [***], in which [***] (i) the gallons of PANTRY's purchases of [***] and/or [***] from the Designated Terminals; [***] (ii) the gallons of PANTRY's purchases of [***] (as defined in the MCA) from the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail, in the [***];”

Table4A

[***]	[***] (in gallons)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

14. Add the following subsection (B)(5)(b)(iii) of Section 5, labeled "[***]", to the Agreement with the following language:

"(b)(iii) [***] shall be [***] with respect to any gallons of [***] and/or [***] purchased by PANTRY at the Designated Terminals in any [***] between [***] and December 31, 2017, in which [***] (i) the gallons of PANTRY's purchases of [***] and/or [***] from the Designated Terminals; [***] (ii) the gallons of PANTRY's purchases of [***] (as defined in the MCA) from the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail, in the [***];”

Table4B

[***]	[***] (in gallons)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

15. Subsection (C) of Section 5, labeled "[***]", shall be redesignated as Subsection (D) of Section 5, labeled
"Rebates".

16. Add the following subsection (C) of Section 5, labeled "[***]", to the Agreement with the following language:

"For each Designated Terminal, [***] will pay [***] on its qualifying purchases of [***] in [***] equal to [***] the [***] at each such Designated Terminal for the [***]; except that (i) if [***] of (x) [***] (as defined in the MCA) directly from MPC at the Designated Terminals and (y) [***] is less than the combined total volume of [***] (as defined in the MCA) and [***] applicable to [***] in accordance with Section 5(A)(2), then [***]; and (ii) [***] the [***] for a Designated Terminal in [***], such [***] shall be deemed to be [***] for that Designated Terminal for that [***]. For each Designated Terminal, [***] will pay [***] on its qualifying purchases of [***] and [***] in the [***] equal to the [***] at each such Designated Terminal for the [***]; except that (i) if [***] of (x) [***] (as defined in the MCA) directly from MPC at the Designated Terminals and (y) [***] and/or [***] is less than the combined total volume of [***] (as defined in the MCA) and [***] and/or [***] applicable to such [***] in accordance with Section 5(B)(2), then [***]; and (ii) if the [***] for a Designated Terminal in [***], such [***] shall be deemed to be [***] for that Designated Terminal for that [***]."

17. Section 16 1abeled "[***]" shall be deleted in its entirety and replaced with the following:

"(A) Notwithstanding any other provision of this Agreement, in [***], in the event [***] pursuant to Section 4 of the [***] or Section 5 of this Agreement in any [***] due to [***]. For any [***] including one or more [***] in which [***] to [***] the [***] for [***],[***],[***] shall [***] than [***] following the end of the relevant calendar year, whether [***] or [***], as applicable to the [***], was [***],[***] for the [***] in which [***] of [***] and [***] in the [***], [***] and [***] in the [***], as applicable. The [***] shall be that [***] had the [***] for [***] for such [***] been [***].

(B) Notwithstanding any other provision of this Agreement, for [***], if in any [***] (as defined in the MCA) and [***] was [***] corresponding to that [***] as [***], but if [***] (as defined in the MCA), the [***] will be added, and if such sum exceeds [***] will receive such [***].

(C) Notwithstanding any other provision of this Agreement, for [***], if in [***] (as defined in the MCA) and [***] was less than the [***] corresponding to that [***] as [***], but if [***] (as defined in the MCA), the [***] will be added, and if such sum exceeds [***] will receive such [***].

(D) For avoidance of doubt, for [***], if both subsections (B) and (C) would apply, then [***]

(E) Notwithstanding any other provision of this Agreement, [***], in the [***], any such [***] on or before [***].”

18. This Amendment constitutes the entire agreement among the parties regarding this subject matter and may be amended or modified only by a written instrument signed by each of the parties.

19. This Amendment supersedes any other prior agreements or understandings of the parties relating to this subject matter and the parties are not relying on any statement, representation, promise or inducement not expressly set forth herein.

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

20. This Amendment may be executed in one or more counterparts, and in both original form and one or more photocopies, each of which shall be deemed to be an original, but all of which together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized representatives.

MARATHON PETROLEUM COMPANY LP By: MPC Investment LLC, its General Partner	THE PANTRY, INC.

By: /s/ Thomas M. Kelley	By: /s/ Dennis G. Hatchell
Title: Senior Vice President, Marketing	Title: President and Chief Executive Officer

STATE OF North Carolina )

) SS.
COUNTY OF Wake )

On this _ 3 _ day of May , 2013, before me, the undersigned Notary Public in and for said County and State, came Dennis G. HatcheII who did say, under oath, that he is President and Chief Executive Officer of The Pantry, Inc., a Delaware corporation, and that he executed this Fourth Amendment to the Guaranteed Supply Agreement on behalf of and with the authority of said corporation, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

/s/ Jacqueline S. Renuart________
Notary Public

My Commission expires:

August 8, 2015______
(SEAL)

STATE OF Ohio________ )

) SS.
COUNTY OF Hancock )

On this _13_ day of May , 2013, before me, the undersigned Notary Public in and for said County and State, came Thomas M. Kelley, a Senior Vice President, Marketing, who did acknowledge that he executed this Fourth Amendment to the Guaranteed Supply Agreement on behalf of and with the authority of MPC Investment LLC, general partner of Marathon Petroleum Company LP, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

/s/ Cynthia L. Ely
Notary Public

My Commission expires:

June 5, 2016______
(SEAL)